CERTIFICATION PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

     This certification is being filed pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. This certification is included solely for the purpose of complying with the provisions of Section 906 of the Sarbanes-Oxley Act and is not to be used for any other purpose. In connection with the accompanying Registration Statement on Form 10-SB of Asia Properties, Inc., I, Daniel S. Mckinney, hereby certify in my capacity as an officer of Asia Properties, Inc. that to my knowledge:

     1. The Registration Statement on Form 10-SB of Asia Properties, Inc. complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The Registration Statement on Form 10-SB of Asia Properties, Inc. fairly presents, in all material respects, the financial condition and results of operations of Asia Properties, Inc.

Date:  November  26,  2004               By:  /s/  Daniel  S.  Mckinney
                              Daniel  S.  McKinney
                              President,  Chief  Executive  Officer,
                              Principal  Accounting  Officer  and
                              Director  (Principal  Executive,
                              Financials  and  Accounting
                              Officer)